SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 10, 1999
(Date of earliest event reported)

Commission File No. 333-65481





                      NORWEST ASSET SECURITIES CORPORATION



        DELAWARE                                        52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
FREDERICK, MARYLAND                                                  21703
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Address of principal executive offices                             (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    OTHER EVENTS

                  Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

                    (c) Exhibits

ITEM 601(A)
OF REGULATION S-K
EXHIBIT NO.                          DESCRIPTION
-----------------                    --------------------------------
     (99)                            Collateral Term Sheets
                                     prepared by Norwest Asset
                                     Securities Corporation in
                                     connection with Norwest
                                     Asset Securities Corporation,
                                     Mortgage Pass-Through
                                     Certificates, Series 1999-18 and
                                     1999-19

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


June 10, 1999

                                            By:  /S/ ALAN S. MCKENNEY
                                                --------------------------------
                                                 Alan S. McKenney
                                                 Vice President

                                INDEX TO EXHIBITS



                                                            PAPER (P) OR
EXHIBIT NO.       DESCRIPTION                               ELECTRONIC (E)
-----------       -------------------------------           --------------------
   (99)           Collateral Term Sheets                            E
                  prepared by Norwest
                  Asset Securities
                  Corporation in connection
                  with Norwest Asset
                  Securities Corporation, Mortgage
                  Pass-Through Certificates,
                  Series 1999-18 and 1999-19